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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MARCH 24, 1998


                                 CLARCOR Inc.
                                 ------------
            (Exact name of registrant as specified in its charter)


       Delaware                      1-11024                    36-0922490
       --------                      -------                    ----------
    (State or other                (Commission                 (IRS Employer
    jurisdiction of                File Number)             Identification No.)
    incorporation)

2323 Sixth Street, P.O.  Box 7007, Rockford, Illinois               61125
-----------------------------------------------------               -----
(Address of principal executive offices)                          (Zip Code)


815-962-8867
------------
(Registrant's telephone number,
including area code)

                                     N/A
--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)




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Item 5.   OTHER EVENTS

On March 24, 1998, CLARCOR Inc., a Delaware Corporation, issued a Press Release (the "Press Release") with respect to the declaration by its Board of Directors of a three-for-two stock split to be effected in the form of a 50% stock dividend and a regular quarterly cash dividend.

A copy of the Press Release is filed herewith as Exhibit 1 and is incorporated herein by reference.








                                  Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            CLARCOR Inc.
                                            ------------
                                            (Registrant)



March 26, 1998                              By /s/ Lawrence E. Gloyd
                                              ----------------------
                                              Lawrence E. Gloyd
                                              Chairman of the Board &
                                              Chief Executive Officer